UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Technology Square Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2019, Magenta Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2019 Employee Stock Purchase Plan (the “2019 ESPP”) which enables employees to purchase shares of the Company’s common stock through payroll deductions and voluntary cash investments. The 2019 ESPP was adopted by the Company’s Board of Directors on April 18, 2019, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on June 7, 2019.

The material terms and features of the 2019 ESPP are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 25, 2019 (the “Proxy Statement”), in the section entitled “Proposal 3—Approval of Magenta’s Employee Stock Purchase Plan,” which is incorporated herein by reference and which is qualified in its entirety by reference to the 2019 ESPP which is filed herewith as Exhibit 10.1 and is also incorporated herein by reference. The 2019 ESPP is anticipated to be implemented on December 1, 2019. However, the Compensation Committee of the Board of Directors may delay the start date of one or more offerings thereunder.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 – Election of Class I Directors

The stockholders of the Company elected Alexis A. Borisy, Blake Byers, Ph.D. and Amy L. Ronneberg as class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2022 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of each class I director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alexis A. Borisy	12,093,122	5,281,718	9,691,532
Blake Byers, Ph.D.	12,458,068	4,916,772	9,691,532
Amy L. Ronneberg	12,445,289	4,929,551	9,691,532

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
26,987,809	73,447	5,116

Proposal 3 – Approval of the 2019 ESPP

The stockholders of the Company approved the 2019 ESPP. The results of the stockholders’ vote with respect to the approval of the 2019 ESPP were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,174,897	6,179,284	20,659	9,691,532

Item 9.01	Financial Statements and Exhibits

(d) Exhibits	The following exhibit relating to Item 5.02 is filed as part of this Current Report on Form 8-K.

10.1	2019 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	June 11, 2019
By:	/s/ Jason Gardner
Title:	President and Chief Executive Officer